- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A-1


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  July 10, 1996 (April 30,
1996)*


                         GUNDLE/SLT ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation

                    1-9307                                      22-2731074
           (Commission File Number)                 (IRS Employer Identification No.)

                    19103 GUNDLE ROAD, HOUSTON, TEXAS 77073
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (713) 443-8564

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

- ---------------

* Amending Form 8-K report filed May 13, 1996 to include financial statements of acquired company.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

ITEM 2.



     On April 30, 1996, GSE (UK) Limited, a United Kingdom company and a wholly-owned subsidiary of Gundle/SLT Environmental, Inc., a Delaware corporation (the "Company"), acquired all of the outstanding capital stock (the "Stock") of S.G.S. Holdings Limited, a United Kingdom company ("S.G.S.") for a cash consideration of L3,560,000 and the assumption of certain obligations of S.G.S. in the amount of L391,000. S.G.S. manufactures synthetic lining material and will continue to be utilized in this capacity by the Company. The Stock was acquired from R.A. Young, J.R. Young and S.E. Mitchell (collectively, the "Sellers"). The amount of the consideration was determined through direct negotiation with the Sellers and was paid out of general working capital of the Company.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.



     (a) Financial Statements of Businesses Acquired



         (i)  Audited Consolidated Financial Statements of S.G.S. Holdings Limited
              for the Three Years Ended December 31, 1995.........................
         (ii) Unaudited Consolidated Financial Statements of S.G.S. Holdings
              Limited for the Three Months Ended March 31, 1996 and 1995..........



     (b) Pro Forma Financial Information (Unaudited)



         (i)  Pro Forma Consolidated Financial Statements for the Year Ended
              December 31, 1995 and for the Three Months Ended March 31, 1996.....



     (c) Exhibits



  EXHIBIT NO.                                    DESCRIPTION
  -----------                                    -----------
      10.1      Agreement for the acquisition of the whole of the issued share capital of
                S.G.S. Holdings Limited dated April 30, 1996, between GSE (UK) Limited and R.
                A. Young, Esq., J. R. Young, Esq., and Mrs. S. E. Mitchell (incorporated by reference to Exhibit No. 10.1 to Registrant's Current Report on Form 8-K
                filed on May 13, 1996).

      23.1      Consent of Finn-Kelcey & Chapman, Chartered Accountants

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GUNDLE/SLT ENVIRONMENTAL, INC.


                                            By:    /s/  ROGER J. KLATT
                                               ____________________________
                                                        Roger J. Klatt
                                                   Chief Financial Officer

                            S.G.S. HOLDINGS LIMITED

                       CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE THREE YEARS ENDED 31ST DECEMBER 1995

                       INDEX TO THE FINANCIAL STATEMENTS
                  FOR THE THREE YEARS ENDED 31ST DECEMBER 1995


                                                                                        PAGE
                                                                                        ----
Report of Independent Auditors........................................................     1
Consolidated Profit and Loss Account..................................................     2
Consolidated Balance Sheet............................................................     3
Consolidated Cash Flow Statements.....................................................   4-5
Notes to the Financial Statements.....................................................  6-15

                         REPORT OF INDEPENDENT AUDITORS


                  TO THE DIRECTORS OF S.G.S. HOLDINGS LIMITED



     We have audited the accompanying consolidated balance sheets of S.G.S. Holdings Limited as of December 31, 1995 and 1994, and the related profit and loss accounts and statements of cashflows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.



     We conducted our audits in accordance with United Kingdom auditing standards which do not differ in any significant respect from United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurances about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



     In our opinion the consolidated financial statements referred to above present fairly, in all material respects, the financial position of S.G.S. Holdings Limited at December 31, 1995 and 1994 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995 in conformity with accounting principles generally accepted in the United Kingdom which differ in certain respects from those followed in the United States (see Note 23 of the notes to the Financial Statements).



Finn-Kelcey & Chapman                       24th May 1996


Chartered Accountants                       Ashford, England

                            S.G.S. HOLDINGS LIMITED

                      CONSOLIDATED PROFIT AND LOSS ACCOUNT
                  FOR THE THREE YEARS ENDED 31ST DECEMBER 1995


                                                   NOTES       1995          1994          1993
                                                   -----     ----------    ----------    ----------
                                                                 L             L             L
TURNOVER.........................................    3        6,639,370     4,072,935     3,974,700
COST OF SALES....................................            (5,087,890)   (3,101,989)   (2,784,399)
                                                             ----------    ----------    ----------
GROSS PROFIT.....................................             1,551,480       970,946     1,190,301
DISTRIBUTION COSTS...............................              (452,838)     (377,781)     (343,346)
ADMINISTRATIVE EXPENSES..........................              (585,046)     (296,723)     (323,486)
                                                             ----------    ----------    ----------
OPERATING PROFIT.................................    4          513,596       296,442       523,469
Other interest receivable and similar income.....    5              845           827         1,217
Interest payable and similar charges.............    6          (77,313)      (74,113)     (104,835)
                                                             ----------    ----------    ----------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION....               437,128       223,156       419,851
Tax on profit on ordinary activities.............    7         (111,218)      (64,427)     (111,904)
                                                             ----------    ----------    ----------
PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION.....               325,910       158,729       307,947
Dividends........................................    8          (23,625)           --            --
                                                             ----------    ----------    ----------
RETAINED PROFIT FOR THE FINANCIAL YEAR...........   17          302,285       158,729       307,947
                                                             ==========    ==========    ==========


     A summary of the significant adjustments to profit on ordinary activities after taxation (net income) which would be required if U.S. GAAP had been applied instead of U.K. GAAP is set forth in note 23 of the notes to the financial statements.


     There are no recognized gains and losses other than those passing through the profit and loss account. The above amounts all relate to continuing operations.


                   NOTE OF HISTORICAL COST PROFITS AND LOSSES


                                                                   1995       1994       1993
                                                                  -------    -------    -------
                                                                     L          L          L
REPORTED PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION..........  437,128    223,156    419,851
Difference between an historical cost depreciation charge and the actual depreciation charge of the year calculated on the
  revalued amount...............................................   19,615     19,615     19,615
                                                                  -------    -------    -------
HISTORICAL COST PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION...  456,743    242,771    439,466
                                                                  =======    =======    =======
HISTORICAL COST PROFIT FOR THE YEAR RETAINED AFTER TAXATION,
  EXTRAORDINARY ITEMS AND DIVIDENDS.............................  321,900    178,344    327,562
                                                                  =======    =======    =======

                            S.G.S. HOLDINGS LIMITED

                 CONSOLIDATED BALANCE SHEET AS AT 31ST DECEMBER

                                                            NOTES         1995           1994
                                                            -----      -----------    -----------
                                                                            L              L
FIXED ASSETS
Tangible assets............................................    9         1,474,278      1,621,754
CURRENT ASSETS
Stocks.....................................................   10           276,435        256,107
Debtors....................................................   11         1,545,585        756,726
Cash at bank and in hand...................................                520,504        291,263
                                                                       -----------    -----------
                                                                         2,342,524      1,304,096
                                                                       -----------    -----------
CREDITORS: amounts falling due within one year.............   12        (1,765,274)    (1,029,752)
                                                                       -----------    -----------
NET CURRENT ASSETS.........................................                577,250        274,344
                                                                       -----------    -----------
TOTAL ASSETS LESS CURRENT LIABILITIES......................              2,051,528      1,896,098
CREDITORS: amounts falling due after more than one year....   13          (625,800)      (790,815)
PROVISION FOR LIABILITIES AND CHARGES......................   14          (105,293)       (87,133)
                                                                       -----------    -----------
                                                                       L 1,320,435    L 1,018,150
                                                                       ===========    ===========
CAPITAL AND RESERVES
Called up share capital....................................   15           252,280        252,280
Revaluation reserve........................................   16            37,664         57,279
Profit and loss account....................................   17         1,030,491        708,591
                                                                       -----------    -----------
EQUITY SHAREHOLDERS' FUNDS.................................            L 1,320,435    L 1,018,150
                                                                       ===========    ===========

     A summary of the significant adjustments to equity shareholders' funds which would be required if U.S. GAAP had been applied instead of U.K. GAAP is set forth in note 23 of the notes to the financial statements.

                            S.G.S. HOLDINGS LIMITED


                       CONSOLIDATED CASH FLOW STATEMENTS

                  FOR THE THREE YEARS ENDED 31ST DECEMBER 1995


                                                              1995                    1994                    1993
                                                      --------------------    --------------------    --------------------
                                                         L           L           L           L           L           L
OPERATING ACTIVITIES
  Operating Profit..................................               513,596                 296,442                 523,469
  Depreciation......................................               181,466                 178,603                 156,596
  Loss/(Profit) on sale of Fixed Assets.............                (2,285)                     --                     233
  Change in Provision for Liabilities...............                    --                      --                      --
  (Increase) Decrease in Stock......................               (20,328)                (24,471)                 40,116
  Increase in Debtors...............................              (782,953)               (263,757)               (204,154)
  Increase/(Decrease) in creditors..................               504,095                (167,104)                428,236
                                                                  --------                --------                --------
                                                                   393,591                  19,713                 944,496
RETURNS ON INVESTMENTS AND SERVICING OF FINANCE
  Interest Received.................................       845                     827                   1,217
  Interest Paid.....................................   (37,493)                (30,697)                (79,362)
  Dividends Paid....................................        --                      --                      --
  Interest Element of Finance Lease and Hire
    Purchase Rentals................................   (37,769)    (74,417)    (42,208)    (72,078)    (56,567)   (134,712)
                                                      --------                --------                 -------
TAXATION
  Received..........................................        --                      --                      --
  Paid..............................................   (65,929)    (65,929)    (25,764)    (25,764)         --          --
                                                      --------                --------                 -------
INVESTING ACTIVITIES
  Sale of Fixed Assets..............................     9,750                      --                      --
  Purchase of Fixed Assets..........................   (32,655)    (22,905)    (54,505)    (54,505)    (70,727)    (70,727)
                                                      --------    --------    --------    --------     -------    --------
NET CASH INFLOW/(OUTFLOW) BEFORE FINANCING..........               230,340                (132,634)                739,057
FINANCING
  New Unsecured Loans...............................        --                      --                      --
  Repayments of Accounts Borrowed...................   (10,062)                (10,063)                (50,063)
  Capital Element of Finance Lease and Hire Purchase
    Rentals.........................................  (155,550)   (165,612)   (123,703)   (133,766)    (95,451)   (145,514)
                                                      --------                --------                 -------
(DECREASE)/INCREASE IN CASH AND CASH EQUIVALENTS....                64,728                (266,400)                593,543
                                                                  ========                ========                ========



A summary of the cash flow presented under U.S. GAAP is set forth in note 23 of the notes to the financial statements

                            S.G.S. HOLDINGS LIMITED

                 NOTES TO THE CONSOLIDATED CASH FLOW STATEMENT
                  FOR THE THREE YEARS ENDED 31ST DECEMBER 1995




     CHANGES IN CASH AND CASH                              CHANGE                          CHANGE                         CHANGE
            EQUIVALENTS               1995       1994     IN YEAR      1994      1993     IN YEAR     1993       1992     IN YEAR
- ----------------------------------- --------   --------   --------   --------   -------   --------   -------   --------   -------
                                       L          L          L          L          L         L          L         L          L
Cash at Bank and in Hand...........  520,504    291,263    229,241    291,263   455,428   (164,165)  455,428    170,699   284,729
Bank Overdrafts.................... (266,748)  (102,235)  (164,513)  (102,235)       --   (102,235)       --   (308,814)  308,814
                                    --------   --------   --------    -------   --------   -------   --------  --------   -------
                                     253,756    189,028     64,728    189,028   455,428   (266,400)  455,428   (138,115)  593,543
                                    ========   ========   ========    =======   ========   =======   ========  ========   =======





                                          FINANCE                           FINANCE                           FINANCE
                                           LEASE                             LEASE                             LEASE
                                         AND HIRE                          AND HIRE                          AND HIRE
   ANALYSIS OF CHANGES IN      SHARE     PURCHASE                SHARE     PURCHASE                SHARE     PURCHASE
  FINANCING DURING THE YEAR   CAPITAL   OBLIGATIONS    LOANS    CAPITAL   OBLIGATIONS    LOANS    CAPITAL   OBLIGATIONS    LOANS
- ----------------------------- -------   -----------   -------   -------   -----------   -------   -------   -----------   -------
                                 L           L           L         L           L           L         L           L           L
As at 1st January............ 252,280      590,398    358,609   252,280      661,296    368,672   252,280     756,747     418,735
Cash (Outflows)/Inflows from
  Financing..................      --     (155,550)   (10,062)       --     (123,703)   (10,063)       --     (95,451)    (50,063)
Inception of Finance Lease
  Contracts..................      --        8,800         --        --       52,805         --        --          --          --
                              -------     --------    -------   -------     --------    -------   -------     -------     -------
Balance as at 31st
  December................... 252,280      443,648    348,547   252,280      590,398    358,609   252,280     661,296     368,672
                              =======     ========    =======   =======     ========    =======   =======     =======     =======

                            S.G.S. HOLDINGS LIMITED

                       NOTES TO THE FINANCIAL STATEMENTS
                  FOR THE THREE YEARS ENDED 31ST DECEMBER 1995

1. BASIS OF PREPARATION

     These financial statements comprise a consolidation of the financial statements of S.G.S. Holdings Limited (the "Company") and its wholly-owned subsidiary SGS Geosystems Limited ("SGS"). The Company, together with SGS, has been acquired by G.S.E. (UK) Limited pursuant to an agreement dated 30th April 1996 with effect from 1st May 1996.

     These financial statements do not comprise the Company's "statutory accounts" within the meaning of section 240 of the Companies Act 1985 of Great Britain. Statutory accounts of the Company for each of the three years in the period ended December 31, 1995, on which the auditors have given unqualified audit reports, have been, or will be, delivered to the Registrar of Companies in England and Wales.

2. ACCOUNTING POLICIES

2.1 ACCOUNTING CONVENTION

     The financial statements are prepared under the historical cost convention modified to include the revaluation of plant and machinery.

2.2 TURNOVER

     Turnover represents the invoiced value of sales, net of Value Added Tax.

2.3 RESEARCH AND DEVELOPMENT

     Research expenditure is written off to the profit and loss account in the year in which it is incurred.

2.4 TANGIBLE FIXED ASSETS AND DEPRECIATION

     Tangible fixed assets are stated at cost or valuation less depreciation. Depreciation is provided at rates calculated to write off the cost or valuation less estimated residual value of each asset over its expected useful life, as follows:

Plant and machinery              --  8.52% - 15% p.a. Straight line
Fixtures, fittings and
  equipment                      --  20% - 33% p.a. Straight line
Motor vehicles                   --  33% p.a. Straight line

     Freehold and long leasehold land and buildings are not depreciated because, in the opinion of the directors, any such depreciation required would be immaterial.

2.5 PENSIONS

     The pension costs charged in the financial statements represent the recharged contributions in respect of the company's staff paid by the parent company into its schemes.

2.6 STOCK

     Stock is valued at the lower of cost and net realisable value.

2.7 LEASING AND HIRE PURCHASE COMMITMENTS

     Assets obtained under hire purchase contracts and finance leases are capitalised as tangible assets and depreciated over the shorter of the lease term and their useful lives. Obligations under such agreements are included in creditors net of the finance charge allocated to future periods. The finance element of the rental

                            S.G.S. HOLDINGS LIMITED
payment is charged to the profit and loss account so as to produce a constant periodic rate of charge on the net obligation outstanding in each period.

     Rentals payable under operating leases are charged against income on a straight line basis over the lease term.

2.8 DEFERRED TAXATION

     Provision is made for deferred taxation using the liability method to take account of timing differences between the incidence of income and expenditure for taxation and accounting purposes except to the extent that the directors consider that a liability to taxation is unlikely to crystallise.

2.9 FOREIGN CURRENCY TRANSLATION

     Monetary assets and liabilities denominated in foreign currencies are translated into sterling at the rates of exchange ruling at the accounting date. Transactions in foreign currencies are recorded at the rate ruling at the date of the transaction. All differences are taken to profit and loss account.

3. TURNOVER

     The total turnover of the Group for the period has been derived from its principal activity wholly undertaken in the U.K.

                                                                      TURNOVER
                                                       --------------------------------------
                                                          1995          1994          1993
                                                       ----------    ----------    ----------
                                                           L             L             L
    Geographical market
    United Kingdom..................................    1,395,618     1,176,921     1,257,018
    European Union..................................    4,648,573     1,969,242     1,406,678
    Rest of Europe..................................      471,271       806,905     1,210,340
    Africa..........................................      112,058            --            --
    Rest of the World...............................       11,850       119,867       100,664
                                                       ----------    ----------    ----------
                                                       L6,639,370    L4,072,935    L3,974,700
                                                       ==========    ==========    ==========

4. OPERATING PROFIT

                                                           1995         1994         1993
                                                         --------     --------     --------
                                                            L            L            L
    Operating profit is stated after charging:
    Depreciation of tangible assets....................   181,466      178,603      156,596
    Hire of plant and machinery........................        --          478          750
    Profit on foreign currencies.......................    (7,863)     (20,648)          --
    Operating lease rentals -- Land and buildings......    40,075       41,608       20,723
    Auditor's remuneration.............................     9,025        7,250        7,000
                                                         ========     ========     ========

5. OTHER INTEREST RECEIVABLE AND SIMILAR INCOME

                                                           1995         1994         1993
                                                         --------     --------     --------
                                                            L            L            L
    Bank interest receivable...........................       845          827        1,217
                                                         ========     ========     ========

                            S.G.S. HOLDINGS LIMITED

6. INTEREST PAYABLE AND SIMILAR CHARGES


                                                           1995         1994         1993
                                                         --------     --------     --------
                                                            L            L            L
    On bank loans and overdrafts.......................    25,143       20,707       27,579
    On loans repayable after 5 years...................    15,624       12,466       21,715
    Lease finance charges and hire purchase interest...    36,500       40,940       55,541
    On overdue tax.....................................        46           --           --
                                                          -------      -------      -------
                                                         L 77,313     L 74,113     L104,835
                                                          =======      =======      =======


7. TAXATION


                                                            1995        1994         1993
                                                          --------     -------     --------
                                                             L            L            L
    U.K. Current year taxation
    U.K. Corporation tax at 33% (1994 - 33%), (1993 -
      33%)..............................................    93,099      54,232       25,803
    Transfer to deferred taxation.......................    18,160       1,032       86,101
                                                          --------     -------     --------
                                                           111,259      55,264      111,904
    Prior years -- U.K. Corporation tax.................       (41)      9,163           --
                                                          --------     -------     --------
                                                          L111,218     L64,427     L111,904
                                                          ========     =======     ========


     If provision were to be made for deferred tax on the basis of the full potential liability, the tax charge for the year would increase by L19,536 (1994 - L15,629, 1993 - L11,772).

8. DIVIDENDS

                                                                    1995       1994       1993
                                                                   ------     ------     ------
                                                                     L          L          L
Ordinary final proposed........................................... 23,625         --         --
                                                                   ======     ======     ======

9. TANGIBLE ASSETS


                                                                    FIXTURES,
                                         LAND AND     PLANT AND     FITTINGS,     MOTOR
                                         BUILDINGS    MACHINERY     EQUIPMENT    VEHICLES      TOTAL
                                         ---------    ----------    ---------    --------    ----------
                                             L            L             L           L            L
Cost or valuation
At 1st January 1993.....................   302,000     1,620,661       1,318       10,090     1,934,069
Additions...............................        --        41,911      28,817           --        70,728
Disposals...............................        --            --        (699)          --          (699)
                                          --------    ----------     -------      -------    ----------
At 31st December 1993...................   302,000     1,662,572      29,436       10,090     2,004,098
                                          --------    ----------     -------      -------    ----------
Depreciation
At 1st January 1993.....................        --       150,825         734        3,362       154,921
On disposals............................        --            --        (466)          --          (466)
Charge for year.........................        --       145,728       7,508        3,360       156,596
                                          --------    ----------     -------      -------    ----------
At 31st December 1993...................        --       296,553       7,776        6,722       311,051
                                          --------    ----------     -------      -------    ----------
Net book values
At 31st December 1993................... L 302,000    L1,366,019     L21,660     L  3,368    L1,693,047
                                          ========    ==========     =======      =======    ==========

                            S.G.S. HOLDINGS LIMITED







                                                                   FIXTURES,
                                         LAND AND     PLANT AND    FITTINGS,      MOTOR
                                         BUILDINGS    MACHINERY    EQUIPMENT     VEHICLES      TOTAL
                                         ---------    ---------    ---------     --------    ----------
                                             L            L            L             L           L
Cost or valuation
At 1st January 1994.....................   302,000     1,662,572      29,436       10,090     2,004,098
Additions...............................        --        62,903      13,242       31,165       107,310
                                          --------    ----------     -------      -------    ----------
At 31st December 1994...................   302,000     1,725,475      42,678       41,255     2,111,408
                                          --------    ----------     -------      -------    ----------
Depreciation
At 1st January 1994.....................        --       296,553       7,776        6,722       311,051
Charge for year.........................        --       153,648      11,287       13,668       178,603
                                          --------    ----------     -------      -------    ----------
At 31st December 1994...................        --       450,201      19,063       20,390       489,654
                                          --------    ----------     -------      -------    ----------
Net book values
At 31st December 1994................... L 302,000    L1,275,274     L23,615     L 20,865    L1,621,754
                                          ========    ==========     =======      =======    ==========
Cost or valuation
At 1st January 1995.....................   302,000     1,725,475      42,678       41,255     2,111,408
Additions...............................        --        14,401       9,189       17,865        41,455
Disposals...............................        --            --          --      (11,165)      (11,165)
                                          --------    ----------     -------      -------    ----------
At 31st December 1995...................   302,000     1,739,876      51,867       47,955     2,141,698
                                          --------    ----------     -------      -------    ----------
Depreciation
At 1st January 1995.....................        --       450,201      19,063       20,390       489,654
On disposals............................        --            --          --       (3,700)       (3,700)
Charge for year.........................        --       155,793      13,139       12,534       181,466
                                          --------    ----------     -------      -------    ----------
At 31st December 1995...................        --       605,994      32,202       29,224       667,420
                                          --------    ----------     -------      -------    ----------
Net book values
At 31st December 1995...................   302,000     1,133,882      19,665       18,731     1,474,278
                                          ========    ==========     =======      =======    ==========


     Included above are assets held under finance leases or hire purchase contracts as follows:


                                                            1995                        1994
                                                  ------------------------    ------------------------
                                                  NET BOOK    DEPRECIATION    NET BOOK    DEPRECIATION
                                                   VALUE         CHARGE        VALUE         CHARGE
                                                  --------    ------------    --------    ------------
                                                     L             L             L             L
Plant and machinery.............................   689,324        92,140       781,464        92,139
Motor vehicles..................................    14,041        10,224        20,865        10,300
                                                  --------      --------      --------      --------
                                                  L703,365      L102,364      L802,329      L102,439
                                                  ========      ========      ========      ========


     The net book value of land and buildings comprises:


                                                                 1995        1994        1993
                                                               --------    --------    --------
                                                                  L           L           L
Freehold.....................................................   296,000     296,000     296,000
Long Leasehold...............................................     6,000       6,000       6,000
                                                               --------    --------    --------
                                                               L302,000    L302,000    L302,000
                                                               ========    ========    ========

                            S.G.S. HOLDINGS LIMITED

     The amount shown as cost or valuation of plant and machinery comprises:


                                                              1995          1994          1993
                                                           ----------    ----------    ----------
                                                               L             L             L
Cost.....................................................     139,876       125,475        62,572
Valuation in 1991........................................   1,600,000     1,600,000     1,600,000
                                                           ----------    ----------    ----------
                                                           L1,739,876    L1,725,475    L1,662,572
                                                           ==========    ==========    ==========

     Plant and machinery would have been included on an historical cost basis at:



                                                            1995           1994           1993
                                                         ----------     ----------     ----------
                                                             L              L              L
Cost...................................................   1,524,119      1,509,717      1,446,814
Depreciation...........................................    (527,405)      (391,228)      (255,689)
                                                         ----------     ----------     ----------
Net book value.........................................  L  996,714     L1,118,489     L1,191,125
                                                         ==========     ==========     ==========


10. STOCKS


                                                                           1995         1994
                                                                         --------     --------
                                                                            L            L
Raw materials and consumables..........................................   176,936      197,752
Finished goods and goods for resale....................................    99,499       58,355
                                                                         --------     --------
                                                                         L276,435     L256,107
                                                                         ========     ========

11. DEBTORS


                                                                          1995          1994
                                                                       ----------     --------
                                                                           L             L
Trade debtors........................................................   1,460,986      683,349
Other debtors........................................................      46,292       53,000
Prepayments and accrued income.......................................      38,307       20,377
                                                                       ----------     --------
                                                                       L1,545,585     L756,726
                                                                       ==========     ========

12. CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR:


                                                                         1995           1994
                                                                      ----------     ----------
                                                                          L              L
Bank loans and overdrafts...........................................     276,811        112,298
Net obligations under finance lease and hire purchase contracts.....     156,332        148,129
Trade creditors.....................................................   1,040,132        602,964
Corporation tax.....................................................      96,469         63,434
Other taxes and social security costs...............................      14,337          6,885
Accruals and deferred income........................................     157,568         96,042
Proposed dividend...................................................      23,625             --
                                                                      ----------     ----------
                                                                      L1,765,274     L1,029,752
                                                                      ==========     ==========

                            S.G.S. HOLDINGS LIMITED

13. CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR


                                                                           1995         1994
                                                                         --------     --------
                                                                            L            L
Loans..................................................................   338,484      348,546
Net obligations under finance leases and hire purchase contracts.......   287,316      442,269
                                                                         --------     --------
                                                                         L625,800     L790,815
                                                                         ========     ========
Loans
Not wholly repayable within five years by instalments
  Bank loans...........................................................   168,547      178,609
Not wholly repayable within five years other than by instalments
  Other creditors......................................................   180,000      180,000
Included in current liabilities........................................   (10,063)     (10,063)
                                                                         --------     --------
                                                                         L338,484     L348,546
                                                                         ========     ========
Instalments not due within five years..................................  L298,232     L308,294
                                                                         ========     ========

     Bank loans and overdrafts, amounting to L435,295, are secured by fixed charges over the Subsidiary Company's freehold property and book debts and by a floating charge over all its assets and undertaking.


                                                                         1995          1994
                                                                       ---------     ---------
                                                                           L             L
Net obligations under finance leases and hire purchase contracts
Repayable within one year............................................    194,695       202,522
Repayable between one and five years.................................    314,695       507,681
                                                                       ---------     ---------
                                                                         509,390       710,203
Finance charges and interest allocated to future accounting
  periods............................................................    (65,742)     (119,805)
                                                                       ---------     ---------
                                                                         443,648       590,398
Included in current liabilities......................................   (156,332)     (148,129)
                                                                       ---------     ---------
                                                                       L 287,316     L 442,269
                                                                       =========     =========


     Bank loans amounting to L168,547, are repayable in equal quarterly instalments up to September 2012. The interest rate is variable and is currently 8.5%. Other creditors amounting to L180,000 comprises loans repayable on demand after existing bank facilities have been repaid. The interest rate is variable and is currently 9%.


14. PROVISIONS FOR LIABILITIES AND CHARGES

     Deferred tax is provided at 33% (1994 -- 33%) analysed over the following timing differences.

                                                              NOT PROVIDED          PROVIDED
                                                            ----------------    -----------------
                                                             1995      1994      1995       1994
                                                            ------    ------    -------    ------
                                                              L         L          L         L
Accelerated capital allowances............................  19,536    15,629     73,609    72,508
Other timing differences..................................      --        --     31,684    14,625
                                                            ------    ------    -------    ------
                                                            19,536    15,629    105,293    87,133
                                                            ======    ======    =======    ======

     The revaluation of properties does not constitute a timing difference and the potential amount of deferred tax on this has therefore not been quantified.

                            S.G.S. HOLDINGS LIMITED

     Movements on the provision for deferred taxation are:


                                                                   1995       1994       1993
                                                                 --------    -------    -------
                                                                    L           L          L
At 1st January.................................................    87,133     86,101         --
Transferred from profit and loss account.......................    18,160      1,032     86,101
                                                                 --------    -------    -------
At 31st December...............................................  L105,293    L87,133    L86,101
                                                                 ========    =======    =======

15. SHARE CAPITAL


                                                                           1995         1994
                                                                         --------     --------
                                                                            L            L
Authorized
300,000 Ordinary shares of L1 each.....................................   300,000      300,000
5,600 "B" shares of 5p each............................................       280          280
                                                                          -------      -------
                                                                         L300,280     L300,280
                                                                          =======      =======
Allotted, called up and fully paid
252,000 Ordinary shares of L1 each.....................................   252,000      252,000
5,600 "B" shares of 5p each............................................       280          280
                                                                          -------      -------
                                                                         L252,280     L252,280
                                                                          =======      =======

16. REVALUATION RESERVE

                                                               1995         1994         1993
                                                             --------     --------     --------
                                                                L            L            L
Balance brought forward at 1st January.....................    57,279       76,894       96,509
Depreciation written back..................................   (19,615)     (19,615)     (19,615)
                                                             --------     --------     --------
Balance carried forward at 31st December...................  L 37,664     L 57,279     L 76,894
                                                             ========     ========     ========

17. PROFIT AND LOSS ACCOUNT

                                                               1995          1994         1993
                                                            ----------     --------     --------
                                                                L             L         L
Retained profits at 1st January...........................     708,591      530,247      202,685
Retained profit for the year..............................     302,285      158,729      307,947
Transfer from reserves....................................      19,615       19,615       19,615
                                                            ----------     --------     --------
Retained profits at 31st December.........................  L1,030,491     L708,591     L530,247
                                                            ==========     ========     ========

18. RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

                                                             1995           1994          1993
                                                          ----------     ----------     --------
                                                              L              L             L
Profit for the financial year...........................     325,910        158,729      307,947
Dividends...............................................     (23,625)            --           --
                                                          ----------     ----------     --------
Net addition to shareholders' funds.....................     302,285        158,729      307,947
Opening shareholders' funds.............................   1,018,150        859,421      551,474
                                                          ----------     ----------     --------
Closing shareholders' funds.............................  L1,320,435     L1,018,150     L859,421
                                                          ==========     ==========     ========

                            S.G.S. HOLDINGS LIMITED

19. FINANCIAL COMMITMENTS

     At 31st December 1995 the Group had annual commitments under non-cancellable operating leases as follows:

                                                                           LAND AND BUILDINGS
                                                                           -------------------
                                                                            1995        1994
                                                                           -------     -------
                                                                              L           L
Expiry date:
  Between two and five years.............................................   50,400      39,900
                                                                           -------     -------
                                                                           L50,400     L39,900
                                                                           =======     =======

20. CAPITAL COMMITMENTS


                                                                            1995        1994
                                                                           -------     -------
                                                                              L           L
Details of capital commitments at the accounting date are as follows:
Contracted for but not provided in the financial statements..............   13,219          --
Authorized but not contracted for........................................   14,950          --
                                                                           --------    --------
                                                                                --          --
                                                                           L28,169     L    --
                                                                           ========    ========

21. DIRECTORS


                                                                 1995        1994        1993
                                                               --------     -------     -------
                                                                  L            L           L
Remuneration
Emoluments...................................................    83,201      49,131      45,528
Ex gratia payment to Director................................    30,000          --          --
                                                               ----------   ---------  ----------
                                                               L113,201     L49,131     L45,528
                                                               ==========   =========  ==========


Emoluments disclosed above
  (excluding pension contributions) include amounts paid to:
The highest-paid director....................................  L 76,903     L43,098     L39,374
                                                               ==========   ==========  ==========
Other directors' emoluments (excluding pension contributions)
  were in the following ranges:                                  Number      Number      Number
LNil -- L5,000...............................................         2           3           3
                                                               ==========   ==========  ==========

22. EMPLOYEES

  Number of employees

     The average weekly number of employees (including directors) during the year was:

                                                                      1995      1994      1993
                                                                     NUMBER    NUMBER    NUMBER
                                                                     ------    ------    ------
Production.........................................................    15        14        12
Distribution.......................................................     1         2         2
Administration.....................................................     9         5         3
                                                                       --        --        --
                                                                       25        21        17
                                                                       ==        ==        ==

                            S.G.S. HOLDINGS LIMITED

  Employment costs


                                                                 1995        1994        1993
                                                               --------    --------    --------
                                                                  L           L           L
Wages and salaries...........................................   418,722     291,238     241,688
Social security costs........................................    37,638      28,474      23,544
Other pension costs..........................................    11,631       9,444       6,154
                                                               --------    --------    --------
                                                               L467,991    L329,156    L271,386
                                                               ========    ========    ========


23. DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED

     IN THE UNITED KINGDOM AND THE UNITED STATES.

     The financial statements are prepared under accounting principles generally accepted in the United Kingdom ("U.K. GAAP") which differ in certain respects from United States generally accepted principles ("U.S. GAAP"). Differences estimated to have a significant effect on consolidated net income and shareholders' equity are set out below.

  (a) Revaluation of plant and machinery

     Certain of SGS's plant and machinery was revalued in 1991 on the basis of its value to the business and is included in these financial statements at that valuation less subsequent depreciation. Under U.S. GAAP, such revaluations would not be reflected in the financial statements. Plant and machinery would be included at its historical cost under U.S. GAAP with depreciation computed on such cost.

  (b) Deferred taxation

     Provision is made for deferred taxation using the liability method on all material timing differences to the extent that it is probable that the liabilities will crystallize in the foreseeable future. Under U.S. GAAP, as set out in Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes", deferred taxation is generally provided on a full liability basis on all temporary differences.

  (c) Dividends

     Under U.K. GAAP, dividends are recorded in the financial statements for the period to which the dividend relates. Under U.S. GAAP, the liability for dividends is recorded in financial statements when declared. The proposed final dividend and the related advance corporation tax for 1995, would not, therefore, be included in the financial statements if prepared in accordance with U.S. GAAP.

     The following is a summary of the effect of the above differences on profit on ordinary activities after taxation (net income) and equity shareholders' funds:


                                                               1995         1994         1993
                                                             --------     --------     --------
                                                                L            L            L
Net Income
Profit on ordinary activities after taxation as reported...   302,285      158,729      307,947
Adjustments
Depreciation adjustment as a result of revaluation.........    19,615       19,615       19,615
Deferred taxation..........................................    (3,907)      (3,907)     (10,340)
                                                             ----------   ----------   ----------
Net Income as adjusted to accord with US GAAP..............  L317,993     L174,437     L317,222
                                                             ==========   ==========   ==========

                            S.G.S. HOLDINGS LIMITED

  Shareholders' Equity


                                                                         1995           1994
                                                                      ----------     ----------
                                                                          L              L
Equity shareholders' funds as reported..............................   1,320,435      1,018,150
Revaluation.........................................................    (215,758)      (215,758)
Depreciation adjustment as a result of revaluation..................      80,094         60,479
Deferred taxation...................................................     (13,630)       (15,629)
Dividends...........................................................      23,625             --
Advance Corporation Tax.............................................      (5,906)            --
                                                                      ----------     ----------
Equity shareholders' funds as adjusted..............................  L1,188,860     L  847,242
                                                                      ==========     ==========

  Consolidated cash flow statement

     The consolidated statements of cash flows prepared in accordance with U.K. GAAP present substantially the same information as that required under U.S. GAAP. U.K. GAAP and U.S. GAAP differ, however, with regard to classification of items within the statements and as regards the definition of cash and cash equivalents.

     Under U.S. GAAP, cash and cash equivalents would not include bank overdrafts and borrowings with initial maturities of less than three months. Under U.K. GAAP, cash flows are presented separately for operating activities, servicing of finance and returns on investments, taxation, investing activities and financing activities. U.S. GAAP, however, requires only three categories of cash flow activity to be reported: operating, investing and financing. Cash flows from taxation and servicing of finance and returns on investments shown under U.K. GAAP would be included as operating activities under U.S. GAAP.

     The categories of cash flow activity under U.S. GAAP can be summarized as follows:


                                                             1995         1994          1993
                                                           --------     ---------     ---------
                                                              L             L             L
Cash inflows/(outflows) from operating activities........   253,245       (78,129)      809,784
Cash inflows/(outflows) on investing activities..........   (22,905)      (54,505)      (70,727)
Cash inflows/(outflows) from financing activities........    (1,099)      (31,531)     (454,328)
                                                           --------     ---------     ---------
Increase/(decrease) in cash and cash equivalents.........   229,241      (164,165)      284,729
Cash and cash equivalents at 1st January.................   291,263       455,428       170,699
                                                           --------     ---------     ---------
Cash and cash equivalents at 31st December...............  L520,504     L 291,263     L 455,428
                                                           ========     =========     =========

                            S.G.S. HOLDINGS LIMITED

                       CONSOLIDATED FINANCIAL STATEMENTS
                           FOR THE THREE MONTHS ENDED
                            MARCH 31, 1996 AND 1995
                                  (UNAUDITED)

                            S.G.S. HOLDINGS LIMITED

                          CONSOLIDATED BALANCE SHEETS
                             (AMOUNTS IN THOUSANDS)
                                  (UNAUDITED)


                                                                                  MARCH 31,
                                                                               ---------------
                                                                               1996      1995
                                                                               -----     -----
                                                                                 L         L
Current assets
  Cash and cash equivalents..................................................    256       206
  Accounts receivable, net...................................................  1,541       575
  Contracts in progress......................................................      0         8
  Inventory..................................................................    383       538
  Deferred income taxes......................................................      0         0
  Prepaid expenses and other.................................................     16        34
                                                                               -----     -----
          Total current assets...............................................  2,196     1,361
Property, plant & equipment, net.............................................  1,331     1,433
                                                                               -----     -----
                                                                               3,527     2,794
                                                                               =====     =====
Current liabilities
  Notes payable..............................................................     10       417
  Accounts payable and accrued liabilities...................................  1,058       600
  Current portion of long-term debt..........................................    165       150
  Income taxes payable.......................................................    320        90
  Deferred income taxes......................................................      0         0
                                                                               -----     -----
          Total current liabilities..........................................  1,553     1,257
Long-term debt...............................................................    597       774
Stockholders' equity
  Common stock...............................................................    252       252
  Retained earnings..........................................................  1,125       511
                                                                               -----     -----
          Total stockholders' equity.........................................  1,377       763
                                                                               -----     -----
                                                                               3,527     2,794
                                                                               =====     =====



  The accompanying notes are an integral part of these consolidated financial statements.

                            S.G.S. HOLDINGS LIMITED



                       CONSOLIDATED STATEMENTS OF INCOME


                             (AMOUNTS IN THOUSANDS)


                                  (UNAUDITED)



                                                                               THREE MONTHS
                                                                              ENDED MARCH 31,
                                                                             -----------------
                                                                              1996       1995
                                                                             ------     ------
                                                                               L          L
Sales......................................................................   1,581        742
Cost of sales..............................................................   1,054        765
                                                                              -----       ----
Gross profit...............................................................     527        (23)
Selling, general and administrative expenses...............................     222        111
                                                                              -----       ----
Operating income (loss)....................................................     305       (134)
Interest expense, net......................................................      20         28
Foreign exchange (gain) loss...............................................       0          0
                                                                              -----       ----
Income (loss) before income taxes..........................................     285       (162)
Provision (benefit) for income taxes.......................................      96        (55)
                                                                              -----       ----
Net income (loss)..........................................................     189       (107)
                                                                              =====       ====



  The accompanying notes are an integral part of these consolidated financial statements.

                            S.G.S. HOLDINGS LIMITED


                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                             (AMOUNTS IN THOUSANDS)


                                  (UNAUDITED)



                                                                              THREE MONTHS
                                                                                  ENDED
                                                                                MARCH 31,
                                                                            -----------------
                                                                            1996         1995
                                                                            ----         ----
                                                                             L            L
Cash flows from operating activities:
  Net income (loss)......................................................    189         (107)
  Adjustments to reconcile net income (loss) to cash provided by (used
     in) operating activities:
     Depreciation........................................................     47           44
  Increase (decrease) in cash due to changes in assets and liabilities:
     Accounts receivable, net............................................    (34)         161
     Contracts in progress...............................................      0           (8)
     Inventory...........................................................   (107)        (282)
     Prepaid expenses and other, net.....................................     23           10
     Accounts payable and accrued liabilities............................   (154)        (107)
     Income taxes payable................................................     99          (76)
                                                                            ----         ----
       Net cash provided by (used in) operating activities...............     63         (365)
Cash flows from investing activities:
  Additions to property, plant and equipment.............................    (40)         (10)
                                                                            ----         ----
       Net cash provided by (used in) investing activities...............    (40)         (10)
Cash flows from financing activities:
  Retirement of long-term debt...........................................   (287)         290
                                                                            ----         ----
       Net cash provided by (used in) financing activities...............   (287)         290
                                                                            ----         ----
Net increase (decrease) in cash..........................................   (264)         (85)
Cash and cash equivalents at beginning of period.........................    520          291
                                                                            ----         ----
Cash and cash equivalents at end of period...............................    256          206
                                                                            ====         ====



  The accompanying notes are an integral part of these consolidated financial statements.

                            S.G.S. HOLDINGS LIMITED



              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS



(1) BASIS OF PRESENTATION



     The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for fair presentation have been included. Operating results for the three months ended March 31, 1996, are not necessarily indicative of the results that may be expected for the year ending December 31, 1996.

                         PRO FORMA FINANCIAL STATEMENTS

                                       OF

                         GUNDLE/SLT ENVIRONMENTAL, INC.


                                  (UNAUDITED)

                         GUNDLE/SLT ENVIRONMENTAL, INC.


                      PRO FORMA CONSOLIDATED BALANCE SHEET


                               DECEMBER 31, 1995

                    (AMOUNTS IN THOUSANDS EXCEPT SHARE DATA)
                                  (UNAUDITED)


                                                           HISTORICAL
                                                    ------------------------
                                                                     S.G.S.
                                                     GUNDLE/SLT     HOLDINGS
                                                    ENVIRONMENTAL   LIMITED    ADJUSTMENTS     PRO FORMA
                                                    -------------   --------   -----------     ---------
Assets
Current assets:
  Cash and cash equivalents.......................    $  16,057      $  808      $(5,447)(a)   $  11,418
  Accounts receivable, net........................       68,014       2,399            0          70,413
  Contracts in progress...........................       10,601           0            0          10,601
  Inventory.......................................       19,850         429            0          20,279
  Deferred income taxes...........................        5,361           0            0           5,361
  Prepaid expenses and other......................        2,045           0            0           2,045
                                                       --------      ------      -------        --------
          Total current assets....................      121,928       3,636       (5,447)        120,117
Property, plant and equipment, net................       43,940       2,078            0          46,018
Excess of purchase price over fair value of net
  assets acquired, net............................       27,916           0        2,757(a)       30,673
Deferred income taxes.............................          681           0            0             681
Other assets......................................        1,556           0            0           1,556
                                                       --------      ------      -------        --------
                                                      $ 196,021      $5,714      $(2,690)      $ 199,045
                                                       ========      ======      =======        ========
Liabilities and stockholders' equity current
  liabilities:
  Notes payable...................................    $       0      $  430      $     0       $     430
  Accounts payable and accrued liabilities........       34,254       1,960          (64)(c)      36,150
  Advance billings on contracts in progress.......          634           0            0             634
  Current portion of long-term debt...............        5,426         242            0           5,668
  Income taxes payable............................          206         150          (81)(d)         275
  Deferred income taxes...........................        1,862           0            0           1,862
                                                       --------      ------      -------        --------
          Total current liabilities...............       42,382       2,782         (145)         45,019
Long-term debt....................................       50,147         972         (563)(a)      50,556
Deferred income taxes.............................        4,598         142            0           4,740
Other liabilities.................................        1,344           0            0           1,344
Stockholders' equity:
  Preferred stock, $1.00 par value, 1,000,000
     shares authorized, no shares issued or
     outstanding..................................           --          --           --
  Common stock, $.01 par value, 30,000,000 shares
     authorized, 17,695,677 shares issued and
     outstanding..................................          177         386         (386)(a)         177
  Additional paid-in capital......................       68,270           0            0          68,270
  Retained earnings...............................       30,154       1,432       (1,596)(a)      29,990
  Cumulative translation adjustment...............        3,216           0            0           3,216
                                                       --------      ------      -------        --------
                                                        101,817       1,818       (1,982)        101,653
  Treasury stock at cost, 500,000 shares..........       (4,267)          0            0          (4,267)
                                                       --------      ------      -------        --------
          Total stockholders' equity..............       97,550       1,818       (1,982)         97,386
                                                       --------      ------      -------        --------
                                                      $ 196,021      $5,714      $(2,690)      $ 199,045
                                                       ========      ======      =======        ========



  The accompanying notes are an integral part of these pro forma consolidated financial statements.

                         GUNDLE/SLT ENVIRONMENTAL, INC.



                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME


                          YEAR ENDED DECEMBER 31, 1995


             (AMOUNTS IN THOUSANDS EXCEPT EARNINGS PER SHARE DATA)


                                  (UNAUDITED)



                                                         HISTORICAL
                                                  ------------------------
                                                                   S.G.S.
                                                   GUNDLE/SLT      HOLDINGS
                                                  ENVIRONMENTAL    LIMITED    ADJUSTMENTS    PRO FORMA
                                                  -------------    -------    -----------    ---------
Sales...........................................    $ 248,063      $10,483                   $ 258,546
Cost of sales...................................      198,750        8,003                     206,753
                                                      -------      -------      -------        -------
Gross profit....................................       49,313        2,480                      51,793
Selling, general and administrative expenses....       29,408        1,639                      31,047
Amortization of goodwill........................          908            0          309(b)       1,217
Nonrecurring charges............................       15,270            0                      15,270
                                                      -------      -------      -------        -------
Operating income (loss).........................        3,727          841         (309)         4,259
Other expenses:
  Interest expense, net.........................        5,350          121          (64)(c)      5,407
  Foreign exchange (gain) loss..................          120            0                         120
  Other (income) expense, net...................         (447)           0                        (447)
                                                      -------      -------      -------        -------
Income (loss) before income taxes...............       (1,296)         720         (245)          (821)
Provision (benefit) for income taxes............          935          181          (81)(d)      1,035
                                                      -------      -------      -------        -------
Net income (loss)...............................    $  (2,231)     $   539      $  (164)     $  (1,856)
                                                      =======      =======      =======        =======
Earnings (loss) per common share................    $    (.13)     $   .03      $  (.01)     $    (.11)
                                                      =======      =======      =======        =======
Weighted average common shares outstanding......       17,193       17,193       17,193         17,193
                                                      =======      =======      =======        =======



  The accompanying notes are an integral part of these pro forma consolidated financial statements.

                         GUNDLE/SLT ENVIRONMENTAL, INC.


                      PRO FORMA CONSOLIDATED BALANCE SHEET

                                 MARCH 31, 1996
                    (AMOUNTS IN THOUSANDS EXCEPT SHARE DATA)
                                  (UNAUDITED)


                                                           HISTORICAL
                                                    ------------------------
                                                                     S.G.S.
                                                     GUNDLE/SLT     HOLDINGS
                                                    ENVIRONMENTAL   LIMITED    ADJUSTMENTS     PRO FORMA
                                                    -------------   --------   -----------     ---------
Assets
Current assets:
  Cash and cash equivalents.......................    $  30,600      $  392      $(5,447)(a)   $  25,545
  Accounts receivable, net........................       47,702       2,248            0          49,950
  Contracts in progress...........................        7,027         110            0           7,137
  Inventory.......................................       23,231         586            0          23,817
  Deferred income taxes...........................        5,098           0            0           5,098
  Prepaid expenses and other......................        1,719          24            0           1,743
                                                       --------      ------      -------        --------
          Total current assets....................      115,377       3,360       (5,447)        113,290
Property, plant and equipment, net................       42,393       2,036            0          44,429
Excess of purchase price over pair value of net
  assets acquired, net............................       27,629           0        2,707(a)       30,336
Deferred income taxes.............................          663           0            0             663
Other assets......................................        1,304           0            0           1,304
                                                       --------      ------      -------        --------
                                                      $ 187,366      $5,396      $(2,740)      $ 190,022
                                                       ========      ======      =======        ========
Liabilities and stockholders' equity current
  liabilities:
  Accounts payable and accrued liabilities........    $  27,190      $1,634      $   (20)(c)   $  28,804
  Advance billings on contracts in progress.......          753           0            0             753
  Current portion of long-term debt...............        5,460         252            0           5,712
  Income taxes payable............................          295         329          (17)(d)         607
  Deferred income taxes...........................        1,772           0            0           1,772
                                                       --------      ------      -------        --------
          Total current liabilities...............       35,470       2,215          (37)         37,648
Long-term debt....................................       50,050         913         (563)(a)      50,400
Deferred income taxes.............................        4,507         161            0           4,668
Other liabilities.................................        1,331           0            0           1,331
Stockholders' equity:
  Preferred stock, $1.00 par value, 1,000,000
     shares authorized, no shares issued or
     outstanding..................................           --          --           --
  Common stock, $.01 par value, 30,000,000 shares
     authorized, 17,499,999 and 17,695,677 shares
     issued and outstanding.......................          177         386         (386)(a)         177
  Additional paid-in capital......................       68,292           0            0          68,292
  Retained earnings...............................       29,271       1,721       (1,754)(a)      29,238
  Cumulative translation adjustment...............        2,535           0            0           2,535
                                                       --------      ------      -------        --------
                                                        100,275       2,107       (2,140)        100,242
  Treasury stock at cost, 500,000 shares..........       (4,267)          0            0          (4,267)
                                                       --------      ------      -------        --------
          Total stockholders' equity..............       96,008       2,107       (2,140)         95,975
                                                       --------      ------      -------        --------
                                                      $ 187,366      $5,396      $(2,740)      $ 190,022
                                                       ========      ======      =======        ========



  The accompanying notes are an integral part of these pro forma consolidated financial statements.

                         GUNDLE/SLT ENVIRONMENTAL, INC.



                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME


                       THREE MONTHS ENDED MARCH 31, 1996


             (AMOUNTS IN THOUSANDS EXCEPT EARNINGS PER SHARE DATA)


                                  (UNAUDITED)



                                                         HISTORICAL
                                                  ------------------------
                                                                   S.G.S.
                                                   GUNDLE/SLT      HOLDINGS
                                                  ENVIRONMENTAL    LIMITED    ADJUSTMENTS    PRO FORMA
                                                  -------------    -------    -----------    ---------
Sales...........................................     $27,107       $ 2,419                    $29,526
Cost of sales...................................      20,817         1,613                     22,430
                                                     -------       -------      -------       -------
Gross profit....................................       6,290           806                      7,096
Selling, general and administrative expenses....       6,828           340                      7,168
Amortization of goodwill........................         228             0           70(b)        298
Nonrecurring charges............................           0             0                          0
                                                     -------       -------      -------       -------
Operating income (loss).........................        (766)          466          (70)         (370)
Other expenses:
  Interest expense, net.........................         980            31          (20)(c)       991
  Foreign exchange (gain) loss..................        (121)            0                       (121)
  Other (income) expense, net...................        (102)            0                       (102)
                                                     -------       -------      -------       -------
Income (loss) before income taxes...............      (1,523)          435          (50)       (1,138)
Provision (benefit) for income taxes............        (640)          146          (17)(d)      (511)
                                                     -------       -------      -------       -------
Net income (loss)...............................     $  (883)      $   289      $   (33)      $  (627)
                                                     =======       =======      =======       =======
Earnings (loss) per common share................     $ (0.05)      $  0.02      $ (0.00)      $ (0.04)
                                                     =======       =======      =======       =======
Weighted average common shares outstanding......      17,200        17,200       17,200        17,200
                                                     =======       =======      =======       =======



  The accompanying notes are an integral part of these pro forma consolidated financial statements.

                         GUNDLE/SLT ENVIRONMENTAL, INC.


                   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED

                              FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION


     The accompanying pro forma condensed consolidated financial statements (the "Pro Forma Financial Statements") are based on adjustments to the historical consolidated financial statements of Gundle/SLT Environmental, Inc. ("GSE" or the "Company") to give effect to the acquisition described in Note 3. The pro forma consolidated balance sheets assume the acquisition was consummated on the balance sheet dates. The pro forma consolidated statements of income assume the acquisition was consummated as of the beginning of the periods presented. The pro forma consolidated statements of income are not necessarily indicative of results that would have occurred had the acquisition been consummated as of January 1, 1995 or January 1, 1996 or that might be attained in the future. Certain information normally included in the financial statements prepared in accordance with generally accepted accounting principles has been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The pro forma financial statements should be read in conjunction with the historical financial statements of GSE, the historical financial statements of the acquired company and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's Annual Report on Form 10-K.



     The financial statements of S.G.S. included in these pro forma consolidated financial statements were prepared in accordance with United States generally accepted accounting principles (GAAP). A financial statement reconciliation of the differences between U.S. and U.K. GAAP is included in Note 23 of the audited financial statements of S.G.S. included in this Form 8-K. The S.G.S. balance sheets and income statements included in these pro forma consolidated financial statements were translated at the end of period and average foreign exchange rates respectively.


(2) EARNINGS PER SHARE

     Pro forma earnings per share were computed by dividing net income applicable to common stock by the weighted average number of shares of common stock and common stock equivalents outstanding during the period.

(3) ACQUISITION


     On April 30, 1996, GSE (UK) Limited, a United Kingdom company, a wholly-owned subsidiary of the Company, acquired all of the outstanding capital stock (the "Stock") of S.G.S. Holdings Limited, a United Kingdom company ("S.G.S.") for cash consideration of $5,447,000 and the assumption of certain obligations of S.G.S. in the amount of $600,000. S.G.S. manufactures synthetic lining material and will continue to be utilized in this capacity by the Company. The Stock was acquired from R.A. Young, J.R. Young and S.E. Mitchell (collectively, the "Sellers"). The amount of the consideration was determined through direct negotiation with the Sellers and was paid out of general working capital of the Company.



     The acquisition has been accounted for as a purchase and, accordingly, the results of operations of S.G.S. have been included in the consolidated results of operations of GSE from the date of acquisition.


(4) ADJUSTMENTS TO HISTORICAL FINANCIAL STATEMENTS


     The following pro forma adjustments have been made to the historical consolidated financial statements of GSE to give effect to the acquisition of S.G.S. described in Note 3.



    (a) To reflect the acquisition of S.G.S. including the (i) purchase price allocated to goodwill and (ii) the repayment of long-term debt.



    (b) To record the amortization of goodwill.



    (c) To reduce interest expense related to the long-term debt retired in conjunction with the acquisition.



    (d) To reflect the change in income taxes related to the pro forma adjustments.

                           EXHIBIT  INDEX



  EXHIBIT NO.                                    DESCRIPTION
  -----------                                    -----------

      23.1      Consent of Finn-Kelcey & Chapman, Chartered Accountants